UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 16, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 1.01.	Entry into a Material Definitive Agreement.

On October 16, 2019, BioRestorative Therapies, Inc. (the “Company”) issued 3,333,333 shares of common stock of the Company to Dale Broadrick, a principal shareholder of the Company, at a purchase price of $0.15 per share.  In consideration thereof, the Company issued to Mr. Broadrick a five year warrant for the purchase of 3,333,333 shares of common stock of the Company at an exercise price of $0.20 per share (the “Warrant”).  In addition, in consideration thereof, the Company reduced the exercise prices of outstanding warrants for the purchase of 1,055,556 and 1,055,555 shares of common stock of the Company from $0.70 and $0.85 per share, respectively, to $0.15 per share and extended the expiration dates of warrants for the purchase of 500,000 and 555,555 shares of common stock of the Company from February 19, 2020 and May 7, 2020, respectively, to February 19, 2024 and May 7, 2024, respectively.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant (Exhibit 10.1 to this Current Report), which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above.

On October 16, 2019, the Company issued a convertible promissory note in the principal amount of $100,000. The convertible note bears interest at the rate of 12% per annum payable at maturity with an original maturity date in April 2020. The convertible note and accrued interest are convertible into shares of the Company's common stock at the election of the holder at a conversion price generally equal to 60% of the fair value of the Company’s common stock.

Between October 10, 2019 and October 22, 2019, the Company issued an aggregate of 1,472,106 shares of common stock of the Company in exchange for outstanding indebtedness in the aggregate amount of $117,895, inclusive of accrued and unpaid interest.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the periods ended March 31, 2019 and June 30, 2019, and Current Reports on Form 8-K filed with the Securities and Exchange Commission, and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

    10.1 Warrant, dated October 16, 2019, issued by the Company to Dale Broadrick, incorporated by reference to Amendment No. 2 to Schedule 13D filed by Mr. Broadrick with the Securities and Exchange Commission on October 18, 2019, wherein such document is identified as Exhibit A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: October 22, 2019	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer